Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Kenan Transport Company:

      As Independent Public Accountants, we hereby consent to the incorporation of our report, dated February 19, 1998, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-2494 on Form S-8, dated January 23, 1986.



                                    Arthur Andersen LLP



Raleigh, North Carolina,
   March 30, 1998.